PURCHASE AND SALE AGREEMENT


         THIS AGREEMENT is made as of the 1st day of October, 1997, between BOYNTON LAKES PLAZA PARTNERSHIP, a Florida general partnership ("Seller"), and RRC ACQUISITIONS, INC., a Florida corporation, its designees, successors and assigns ("Buyer").

                                     Background

         Buyer wishes to purchase a shopping center in the City of Boynton Beach, County of Palm Beach, State of Florida, owned by Seller, known as Boynton Lakes Plaza (the "Shopping Center");

         Seller wishes to sell the Shopping Center to Buyer;

         In consideration of the mutual agreements herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, Seller agrees to sell and Buyer agrees to purchase the Property (as hereinafter defined) on the following terms and conditions:

                                 1.  DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         1.1 Agreement means this instrument as it may be amended from time to time.

         1.2 Allocation Date means the close of business on the day immediately prior to the Closing Date.

         1.3 Audit Representation Letter means the form of Audit Representation Letter attached hereto as Exhibit .

         1.4 Buyer means the party identified as Buyer on the initial page hereof.

         1.5 Closing means generally the execution and delivery of those documents and funds necessary to effect the sale of the Property by Seller to Buyer.

         1.6      Closing Date means the date on which the Closing occurs.

         1.7  Contracts  means  all  service  contracts,   agreements  or  other
instruments to be assigned by Seller to Buyer at Closing.



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         1.8   Day means a calendar day, whether or not the term is capitalized.

         1.9 Earnest Money Deposit means the deposit delivered by Buyer to Escrow Agent prior to the Closing under Section of this Agreement, together with the earnings thereon, if any.

         1.10 Environmental Claim means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material or actual or alleged Hazardous Material Activity, (c) from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Material, Environmental Law or other order of a governmental authority or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

         1.11 Environmental Law means any current legal requirement in effect at the Closing Date pertaining to (a) the protection of health, safety, and the indoor or outdoor environment, (b) the conservation, management, protection or use of natural resources and wildlife, (c) the protection or use of source water and groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any Release to air, land, surface water, and groundwater); and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC ss.ss.9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 USC ss.ss.6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC ss.ss.1251 et seq., Clean Air Act of 1966, as amended, 42 USC ss.ss.7401 et seq., Toxic Substances Control Act of 1976, 15 USC ss.ss.2601 et seq., Hazardous Materials Transportation Act, 49 USC App. ss.ss.1801, Occupational Safety and Health Act of 1970, as amended, 29 USC ss.ss.651 et seq., Oil Pollution Act of 1990, 33 USC ss.ss.2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC App. ss.ss.11001 et seq., National Environmental Policy Act of 1969, 42 USC ss.ss.4321 et seq., Safe Drinking Water Act of 1974, as amended by 42 USC ss.ss.300(f) et seq., and any similar, implementing or successor law, any amendment, rule, regulation, order or directive, issued thereunder.

         1.12 Escrow Agent means Rogers, Towers, Bailey, Jones & Gay, Attorneys, whose address is 1301 Riverplace Blvd., Suite 1500, Jacksonville, Florida 32207 (Fax 904/396-0663), or any successor Escrow Agent.


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         1.13  Governmental  Approval  means  any  permit,  license,   variance,
certificate, consent, letter, clearance, closure, exemption, decision, action or approval of a governmental authority.

         1.14 Hazardous Material means any petroleum, petroleum product, drycleaning solvent or chemical, biological or medical waste, "sharps" or any other hazardous or toxic substance as defined in or regulated by any Environmental Law in effect at the pertinent date or dates.

         1.15 Hazardous Material Activity means any activity, event, or occurrence at or prior to the Closing Date involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling or corrective or response action to any Hazardous Material.

         1.16 Improvements means any buildings, structures or other improvements situated on the Real Property.

         1.17 Inspection Period means the period of time which expires at the end of business on the thirtieth (30th) day after the date of execution by the last of Buyer or Seller to execute this Agreement and transmit a copy of the fully executed Agreement to the other. If such expiration date is a weekend or national holiday, the Inspection Period shall expire at the end of business on the next immediately succeeding business day.

         1.18 Leases means all leases and other occupancy agreements permitting persons to lease or occupy all or a portion of the Property.

         1.19 Materials means all plans, drawings, specifications, soil test reports, environmental reports, market studies, surveys, and similar documentation, if any, owned by or in the possession of Seller with respect to the Property, Improvements and any proposed improvements to the Property, which Seller may lawfully transfer to Buyer except that, as to financial and other records, Materials shall include only photostatic copies.

         1.20 Permitted Exceptions means only the following interests, liens and encumbrances:

               (a) Liens for ad valorem taxes not payable on or before Closing;

               (b) Rights of tenants under Leases; and

               (c) Other matters determined by Buyer to be acceptable.

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         1.21 Personal  Property  means all (a)  sprinkler,  plumbing,  heating, air-conditioning, electric power or lighting, incinerating, ventilating and cooling systems, with each of their respective appurtenant furnaces, boilers,
engines,  motors,  dynamos,   radiators,  pipes,  wiring  and  other  apparatus,
equipment and fixtures, elevators, partitions, fire prevention and extinguishing systems located in or on the Improvements, (b) all Materials, and (c) all other personal property used in connection with the Improvements, provided the same are now owned or are acquired by Seller prior to the Closing.

         1.22 Property means collectively the Real Property, the Improvements and the Personal Property.

         1.23 Prorated means the allocation of items of expense or income between Buyer and Seller based upon that percentage of the time period as to which such item of expense or income relates which has expired as of the date at which the proration is to be made.

         1.24 Purchase Price means the consideration agreed to be paid by Buyer to Seller for the purchase of the Property as set forth in Section (subject to adjustments as provided herein).

         1.25 Real Property means the lands more particularly described on Exhibit , together with all easements, licenses, privileges, rights of way and other appurtenances pertaining to or accruing to the benefit of such lands.

         1.26 Release means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks, and other receptacles containing or previously containing any Hazardous Material at or prior to the Closing Date.

         1.27 Rent Roll means the list of Leases attached hereto as Exhibit , identifying with particularity the space leased by each tenant, the term (including extension options), square footage and applicable rent, common area maintenance, tax and other reimbursements, security deposits and similar data.

         1.28 Seller means the party identified as Seller on the initial page hereof.

         1.29 Seller Financial Statements means the unaudited balance sheets and statements of income, cash flows and changes in financial positions prepared by Seller for the Property, as of and for the two (2) calendar years next preceding the date of this Agreement and all monthly reports of income, expense and cash flow prepared by

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Seller for the Property,  which shall be consistent with past practice,  for any period beginning after the latest of such calendar years, and ending prior to Closing.

         1.30 Shopping Center means the Shopping Center identified on the initial page hereof.

         1.31 Survey means a map of a stake survey of the Real Property which shall comply with Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, jointly established and adopted by ALTA and ACSM in 1992, and includes items 1, 2, 3, 4, 6, 7, 8, 9, 10 and 11 of Table "A" thereof, which meets the accuracy standards (as adopted by ALTA and ACSM and in effect on the date of the Survey) of an urban survey, which is dated not earlier than thirty (30) days prior to the Closing, and which is certified to Buyer, Seller, the Title Insurance company providing Title Insurance to Buyer, and Buyer's lender, and dated as of the date the Survey was made.

         1.32 Tenant Estoppel Letter means a letter or other certificate from a tenant certifying as to certain matters regarding such tenant's Lease, in substantially the same form as attached hereto as Exhibit , or in the case of national or regional "credit" tenants identified as such on the Rent Roll, the form customarily used by such tenant provided the information disclosed is acceptable to Buyer.

         1.33 Title Defect means any exception in the Title Insurance Commitment or any matter disclosed by the Survey, other than a Permitted Exception.

         1.34 Title Insurance means an ALTA Form B Owners Policy of Title Insurance for the full Purchase Price insuring marketable title in Buyer in fee simple, subject only to the Permitted Exceptions, issued by a title insurer acceptable to Buyer.

         1.35 Title Insurance Commitment means a binder whereby the title insurer agrees to issue the Title Insurance to Buyer.

         1.36 Transaction Documents means this Agreement, the deed conveying the Property, the assignment of leases, the bill of sale conveying the Personal Property and all other documents required or appropriate in connection with the transactions contemplated hereby.

                     2.  PURCHASE PRICE AND PAYMENT


        2.1      Purchase Price; Payment.

            (a) Purchase Price and Terms. The total Purchase Price for the Property (subject to adjustment as provided herein) shall be $13,000,000. The

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Purchase Price shall be payable in cash or certified  funds,  cashier's check or by wire transfer of good and immediately available funds at Closing.

                  (b) Adjustments to the Purchase Price. The Purchase Price shall be adjusted as of the Closing Date by:

                (1) prorating the Closing year's real and tangible personal property taxes as of the Allocation Date (if the amount of the current year's property taxes are not available, such taxes will be prorated based upon the prior year's assessment) provided, however, special taxes or assessments, if any, upon the Property assessed or becoming a lien prior to the date hereof (but only a pro-rata share of the then current installment of such special taxes or assessments, if any), shall be charged as a credit against the Purchase Price), Buyer agreeing to assume all liability for future installments and deferred payments. Seller has no knowledge of any outstanding special taxes or assessments as of the date hereof;

               (2) prorating as of the Allocation Date cash receipts and expenditures for the Shopping Center; and

             (3) subtracting the amount of security deposits, prepaid rents from tenants under the Leases, and credit balances, if any, of any tenants. Any rents, percentage rents or tenant reimbursements payable by tenants after the Allocation Date but applicable to periods on or prior to the Allocation Date shall be remitted to Seller by Buyer within thirty (30) days after receipt thereof, less all reasonable costs incurred by Buyer in connection with such collection. If, as of Closing, any tenants under the Leases have failed to pay any amounts due and payable thereunder prior to the Closing (the "Delinquent Amounts"), then (i) Buyer shall use reasonable efforts to collect the Delinquent Amounts, by billing such tenants monthly for a period not exceeding ninety (90) days, but Buyer shall not be required to terminate any lease, evict any tenant or institute or threaten litigation with respect to any delinquency; and (ii) Buyer shall pay to Seller all Delinquent Amounts actually received by Buyer within thirty (30) days after receipt thereof, less all reasonable costs incurred by Buyer in connection with such collection. Buyer will not interfere in Seller's efforts to collect sums due it prior to the Closing. Seller will remit to Buyer promptly after receipt any rents, percentage rents or tenant reimbursements received by Seller after Closing which are attributable to periods occurring after the Allocation Date. Undesignated receipts after Closing of either Buyer or Seller from tenants in the Shopping Center shall be applied first to then current rents and reimbursements for such tenant(s), then to delinquent rents and reimbursements attributable to post-Allocation Date periods, and then to pre-Allocation Date periods.

     2.2 Earnest Money Deposit. An initial Earnest Money Deposit in the amount of $25,000 shall be delivered to Escrow Agent within three (3) days after the date of
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execution  by the last of Buyer or Seller to execute and transmit a copy of this
Agreement to the other. An additional Earnest Money Deposit in the amount of $100,000 shall be delivered by Buyer to Escrow Agent on or before the expiration of the Inspection Period, provided that Buyer has not terminated this Agreement in accordance with Section (the initial Earnest Money Deposit and the additional Earnest Money Deposit, together with accrued interest thereon, being at times hereinafter collectively referred to and held as the "Earnest Money Deposit"). This Agreement may be terminated by Seller if the initial Earnest Money Deposit or the additional Earnest Money Deposit is not received by Escrow Agent by the respective deadline therefor. The Earnest Money Deposit paid by Buyer shall be deposited by Escrow Agent in an interest bearing account at First Union National Bank, and shall be held and disbursed by Escrow Agent as specifically provided in this Agreement. The Earnest Money Deposit, and all interest and income thereon, shall be applied to the Purchase Price at the Closing.

         2.3      Closing Costs.

                  (a)      Seller shall pay:

        (1) One-half of the cost of documentary stamp and other transfer taxes imposed upon the transactions contemplated hereby;

        (2) Cost of satisfying any liens (other than any arising out of any acts or omissions of Buyer) on the Property;

        (3) Cost of title insurance and the costs, if any, of curing title defects and recording any curative title documents to the extent Seller elects to cure any such defects;

        (4) The broker's commission payable to Eckstein Rothenberg Corporation; and

        (5) Except as otherwise provided in this Agreement, Seller's attorneys' fees relating to the sale of the Property.

                  (b)      Buyer shall pay:

        (1) One-half of the cost of documentary stamp and other transfer taxes imposed upon the transactions contemplated hereby;

        (2)      Cost of Buyer's due diligence inspection;


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        (3)      Costs of the Phase 1 environmental site assessment to be
obtained by Buyer;

        (4)      Cost of the Survey;

        (5)      Cost of recording the deed; and

       (6) Except as otherwise provided in this Agreement, Buyer's attorneys' fees.

                      3.  INSPECTION PERIOD AND CLOSING

         3.1      Inspection Period.

                  (a) Buyer agrees that it will have the Inspection Period to physically inspect the Property, review the economic data, underwrite the tenants and review their Leases, and to otherwise conduct its due diligence review of the Property and all books, records and accounts of Seller related thereto. Buyer hereby agrees to indemnify and hold Seller harmless from any damages, liabilities or claims for property damage or personal injury arising out of such inspection and investigation by Buyer or its agents or independent contractors. By written notice delivered to Seller on or before the expiration of the Inspection Period, Buyer, in its sole discretion and for any reason or no reason, shall elect either (i) not to go forward with this Agreement to closing, in which event the initial Earnest Money Deposit shall be returned to Buyer, this Agreement shall lapse and terminate, and neither party shall have any further rights, duties, obligations or liabilities hereunder except those that are intended to survive any termination hereof, or (ii) to go forward with this Agreement to closing, in which event Buyer shall deliver the additional Earnest Money Deposit to Escrow Agent simultaneously with the delivery of Buyer's notice to Seller. If no notice is timely given or if the additional Earnest Money Deposit is not timely made, Buyer shall be deemed to have elected alternative
(i).

                  (b) Provided the same does not unreasonably interfere with the business operations of the Property, Buyer, through its officers, employees and other authorized representatives, shall have the right to reasonable access to the Property and all records of Seller related thereto, including without limitation all Leases and Seller Financial Statements, at reasonable times and upon reasonable prior notice to Seller during the Inspection Period for the purpose of inspecting the Property, taking soil and ground water samples, conducting Hazardous Materials inspections, reviewing the books and records of Seller concerning the Property and otherwise conducting its due diligence review of the Property. Seller shall cooperate with and assist Buyer in making such inspections and reviews without cost or liability to Seller. Seller shall give Buyer any authorizations which may be reasonably required by Buyer in order to gain

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access to records or other  information  pertaining  to the  Property or the use thereof maintained by any governmental or quasi-governmental authority or organization. Buyer, for itself and its agents, agrees not to enter into any contract with existing tenants without the written consent of Seller if such contract would be binding upon Seller should this transaction fail to close. Prior to the expiration of the Inspection Period, Buyer shall have the right to conduct due diligence interviews with tenants, but agrees that it shall not conduct any other discussions or negotiations with such tenants without the prior consent of Seller until and unless Buyer elects to proceed to closing hereunder. Buyer shall take no action which would permit the imposition of a mechanic's or materialman's lien against the Property. If Buyer does not close for any reason hereunder, Buyer shall restore the Property to its condition existing prior to such investigation and inspection.

                  (c) Upon reasonable prior notice to Seller, Buyer, through its officers or other authorized representatives, shall have the right to reasonable access to all Materials (other than privileged or confidential litigation materials) for the purpose of reviewing and copying the same.

         3.2 Hazardous Material. Prior to the end of the Inspection Period Buyer may order environmental assessments of the Property. A copy of any assessment report, if made, shall be furnished by Buyer to Seller promptly upon its completion. If an assessment report discloses the existence of any Hazardous Material or any other matters concerning the environmental condition of the Property or its environs, Buyer may notify Seller in writing, within ten (10) business days after receipt of the assessment report that it elects to terminate this Agreement, whereupon this Agreement shall terminate and Escrow Agent shall return to Buyer its Earnest Money Deposit and neither party shall have any further rights, duties, obligations or liabilities hereunder except those that are intended to survive termination of this Agreement.

         3.3 Time and Place of Closing. Unless otherwise agreed by the parties, the Closing shall take place at the offices of Escrow Agent at 10:00 A.M. or through escrow on the date which is the fifteenth (15th) day following the expiration of the Inspection Period, provided that Buyer may designate an earlier date for Closing by notice in writing to Seller given at least five (5) business days prior to such earlier closing date.

              4.  WARRANTIES, REPRESENTATIONS AND COVENANTS OF SELLER

         Seller warrants and represents as follows as of the date of this Agreement and as of the Closing and where indicated covenants and agrees as follows:

         4.1 Organization; Authority. Seller is duly organized, validly existing and in good standing under the laws of the state of its organization and the state in which the Shopping Center is located, and has full power and authority to enter into and perform

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this  Agreement in accordance  with its terms,  and the persons  executing  this
Agreement and other Transaction Documents have been duly authorized to do so on behalf of Seller. Seller is not a "foreign person" under Sections 1445 or 897 of the Internal Revenue Code nor to the Seller's knowledge is this transaction subject to any withholding under any state or federal law.

         4.2 Authorization; Validity. The execution and delivery of this Agreement by Seller and Seller's consummation of the transactions contemplated by this Agreement have been duly and validly authorized. Assuming valid execution and delivery of this Agreement by Buyer this Agreement constitutes a legal, valid and binding agreement of Seller enforceable against it in accordance with its terms.

         4.3 Title. Seller is the owner in fee simple of all of the Property, subject, as of the date hereof, to the matters set forth on Exhibit attached hereto and incorporated herein by reference (and in reliance solely upon said Exhibit ), and as of the date of Closing, the Permitted Exceptions.

         4.4 Commissions. Seller has neither dealt with nor does it have any knowledge of any broker or other party who has or may have any claim against Seller, Buyer or the Property for a brokerage commission or finder's fee or like payment arising out of or in connection with the transaction provided herein except for Eckstein Rothenberg Corporation, whose commission shall be paid by Seller, and Seller agrees to indemnify Buyer from any such claim arising by, through or under Seller.

         4.5 Sale Agreements. The Property is not subject to any outstanding agreement(s) of sale, option(s), or other right(s) of third parties to acquire any interest therein, except for, as of the date hereof, those matters set forth on Exhibit hereto (and in reliance solely upon said Exhibit ) and this Agreement, and as of the date of Closing, the Permitted Exceptions and this Agreement.

         4.6 Litigation. There is no litigation or proceeding pending, or to Seller's knowledge, threatened against Seller relating to the Property.

         4.7 Leases. There are no Leases affecting the Property, oral or written, except as listed on the Rent Roll, and any Leases or modifications entered into between the date of this Agreement and the Closing Date with the consent of Buyer. Copies of the Leases, which have been delivered to Buyer or shall be delivered to Buyer within five (5) days from the date hereof, are, to Seller's knowledge, true, correct and complete copies thereof, subject to the matters set forth on the Rent Roll. Between the date hereof and the Closing Date, Seller will not terminate or modify existing Leases or enter into any new Leases without the consent of Buyer. All of the Property's tenant leases are in good standing and to the best of Seller's knowledge no defaults exist thereunder except as noted on the Rent Roll. No rent or reimbursement

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has been paid more than one (1) month in advance  and no  security  deposit  has been paid, except as stated on the Rent Roll. No tenants under the Leases are entitled to interest on any security deposits. No tenant under any Lease has or will be promised any inducement, concession or consideration by Seller other than as expressly stated in such Lease, and except as stated therein there are and will be no side agreements between Seller and any tenant.

         4.8 Financial Statements. Each of the Seller Financial Statements delivered or to be delivered to Buyer hereunder has or will have been prepared in accordance with the books and records of Seller and presents fairly in all material respects the financial condition, results of operations and cash flows for the Property as of and for the periods to which they relate. All are in conformity with generally accepted accounting principles applied on a consistent basis. There has been no material adverse change in the operations of the Property or its prospects since the date of the most recent Seller Financial Statements. Seller covenants to furnish promptly to Buyer copies of the Seller Financial Statements together with unaudited updated monthly reports of cash flow for interim periods beginning after December 31, 1996. Buyer and its independent certified accountants shall be given access to Seller's books and records at any time prior to and for six (6) months following Closing upon reasonable advance notice in order that Buyer at its sole cost and expense may verify the Seller Financial Statements. Seller agrees to execute and deliver to Buyer or its accountants the Audit Representation Letter should Buyer's accountants audit the records of the Shopping Center. Buyer shall pay all costs associated with such audit.

         4.9 Contracts. Except for, as of the date hereof, the Leases and those matters set forth on Exhibit hereto (and in reliance solely upon said Exhibit ) and as of the date of Closing, the Leases and Permitted Exceptions, there are no management, service, maintenance, utility or other contracts or agreements affecting the Property, oral or written, which extend beyond the Closing Date and which would bind Buyer or encumber the Property, at Buyer's option, more than thirty (30) days after Closing. All such Contracts are in full force and effect in accordance with their respective terms, and all obligations of Seller under the Contracts required to be performed to date have been performed in all material respects; no party to any Contract has asserted any claim of default or offset against Seller with respect thereto and no event has occurred or failed to occur, which would in any way affect the validity or enforceability of any such Contract; and the copies of the Contracts, which have been delivered to Buyer or shall be delivered to Buyer within five (5) days from the date hereof, are, to the knowledge of Seller, true, correct and complete copies thereof. Between the date hereof and the Closing, Seller covenants to fulfill all of its obligations under all Contracts, and covenants not to terminate or modify any such Contracts or enter into any new contractual obligations relating to the Property without the consent of Buyer (not to be unreasonably withheld) except such obligations as are freely terminable without penalty by Seller upon not more than thirty (30) days' written notice.

         4.10 Maintenance and Operation of Property. From and after the date hereof and until the Closing, Seller covenants to keep and maintain and operate the Property substantially in the manner in which it is currently being maintained and operated and covenants not to cause or permit any waste of the Property nor undertake any action with respect to the operation thereof outside the ordinary course of business without Buyer's prior written consent. In connection therewith, Seller covenants to make all necessary repairs and replacements until the Closing so that the Property shall be of substantially the same quality and condition at the time of Closing as on the date hereof. Seller covenants not to remove from the Improvements or the Real Property any article included in the Personal Property. Seller covenants to maintain such casualty and liability insurance on the Property as it is presently being maintained.

         4.11 Permits and Zoning. To the knowledge of Seller, (a) there are no material permits and licenses (collectively referred to as "Permits") required to be issued to Seller by any governmental body, agency or department having jurisdiction over the Property which materially affect the ownership or the use thereof which have not been issued, except to tenants for tenant work not involving the landlord; (b) the Property is properly zoned for its present use and is not subject to any local, regional or state development order; (c) the use of the Property is consistent with the land use designation for the Property under the comprehensive plan or plans applicable thereto; and (d) there are no outstanding assessments, impact fees or other charges related to the Property.

         4.12 Rent Roll; Tenant Estoppel Letters. The Rent Roll is true and correct in all respects. Seller agrees to use reasonable efforts to obtain current Tenant Estoppel Letters acceptable to Buyer from all Tenants under Leases, which Tenant Estoppel Letters shall confirm the matters reflected by the Rent Roll as to the particular tenant and shall otherwise be reasonably acceptable to Buyer.

         4.13 Condemnation. Neither the whole nor any portion of the Property, including access thereto or any easement benefitting the Property, is subject to temporary requisition of use by any governmental authority or has been condemned, or taken in any proceeding similar to a condemnation proceeding, nor is there now pending any condemnation, expropriation, requisition or similar proceeding against the Property or any portion thereof. Seller has received no notice nor has any knowledge that any such proceeding is contemplated.

         4.14 Governmental Matters. Seller has not entered into any commitments or agreements with any governmental authorities or agencies affecting the Property that have not been disclosed in writing to Buyer and Seller has received no notices from any such governmental authorities or agencies of violations at the Property which remain uncured, concerning building, fire, air pollution or zoning codes, rules, ordinances or regulations, environmental and hazardous substances laws, or other rules, ordinances or regulations relating to the Property. Seller shall be responsible for the remittance of all sales tax for periods occurring prior to the Allocation Date directly to the appropriate state department of revenue.

         4.15 Repairs. Seller has received no notice of any requirements or recommendations by any lender, insurance companies, or governmental body or agencies requiring or recommending any repairs or work to be done on the Property which have not already been completed.

         4.16 Consents and Approvals; No Violation. Neither the execution and delivery of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby will (a) require Seller to file or register with, notify, or obtain any permit, authorization, consent, or approval of, any governmental or regulatory authority; (b) conflict with or breach any provision of the organizational documents of Seller; (c) violate or breach any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which Seller is a party, or by which Seller, the Property or any of Seller's material assets may be bound; or (d) to Seller's knowledge violate any order, writ, injunction, decree, judgment, statute, law or ruling of any court or governmental authority applicable to Seller, the Property or any of Seller's material assets.

         4.17     Environmental Matters.

     (a) Seller represents and warrants as of the date hereof and as of the Closing that:

         (1) Seller has not, and to Seller's knowledge and subject to the matters reflected in that certain Phase I Environmental Report dated January 22, 1991 (the "Phase I Report"), a copy of which is to be promptly furnished to Buyer by Seller, no other person has, caused any Release, threatened Release, or disposal of any Hazardous Material at the Property in any material quantity;

        (2) To Seller's knowledge and subject to the matters reflected in the Phase I Report the Property does not contain any: (a) underground storage tank, (b) material amounts of asbestos-containing building material, (c) landfills or dumps, (d) drycleaning plant or other facility using drycleaning solvents (other than de minimis amounts of spot removers and similar products), or (e) hazardous waste management facility as defined pursuant to the Resource Conservation and Recovery Act ("RCRA") or any comparable state law. The Property is not a site on or nominated for the National Priority List promulgated pursuant to Comprehensive Environmental Response,

Compensation and Liability Act ("CERCLA") or any state remedial priority list promulgated or published pursuant to any comparable state law; and

      (3) There are to the best of Seller's knowledge no conditions or circumstances at the Property which pose a risk to the environment or the health or safety of persons.

                  (b) Seller shall indemnify, hold harmless, and hereby waives any claim for contribution against Buyer for any damages to the extent they arise from the inaccuracy or breach of any representation or warranty by Seller in this section of this Agreement. This indemnity shall survive Closing indefinitely and shall be in addition to the post-closing indemnities contained in Section .

         4.18 No Untrue Statement. To Seller's knowledge neither this Agreement nor any exhibit nor any written statement or Transaction Document furnished or to be furnished by Seller to Buyer in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         4.19 As used herein the term "knowledge" with respect to Seller shall mean the actual knowledge of Seller based on knowledge of the officers of the partners comprising Seller of matters of which they have personally received written notice or which they have been personally informed, and of which they are aware (and shall not, in any event, include constructive knowledge or notice).

                  Except as otherwise expressly set forth in this Agreement, Seller makes no guarantees, warranties or representations, express or implied, with respect to (a) the Property, (b) the condition of title, (c) suitability for any intended purpose, or habitability, (d) size, location, physical condition, encroachments, access, availability of utilities, zoning, zoning stipulations or other building or development requirements, value, future value, income potential, productivity, rights to, adequacy of or quality of the water supply or water rights, soil compaction, or (e) any other matter pertaining to this transaction.

                  EXCEPT AS EXPRESSLY PROVIDED HEREIN BY CONSUMMATING THIS TRANSACTION, BUYER AGREES TO ACCEPT THE PROPERTY IN ITS PRESENT CONDITION "AS IS" WITH ALL FAULTS AND WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER AS TO ITS CONDITION OR FITNESS FOR ANY PARTICULAR PURPOSE. No person acting on behalf of Seller is authorized to make, and by execution hereof, Buyer acknowledges and agrees that no such person has made, any representation, warranty, guarantee or promise, whether oral or written, except as set forth herein, and no such agreement, statement, representation or promise made by any such person which is not contained in this Agreement shall be valid or binding against Seller.

                 5.  WARRANTIES, REPRESENTATIONS AND COVENANTS OF BUYER

         Buyer hereby warrants and represents as of the date of this Agreement and as of the Closing and where indicated covenants and agrees as follows:

         5.1 Organization; Authority. Buyer is a corporation duly organized, validly existing and in good standing under laws of Florida and has full power and authority to enter into and perform this Agreement in accordance with its terms, and the persons executing this Agreement and other Transaction Documents on behalf of Buyer have been duly authorized to do so.

         5.2 Authorization; Validity. The execution, delivery and performance of this Agreement and the other Transaction Documents have been duly and validly authorized by the Board of Directors of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and (assuming the valid execution and delivery of this Agreement by Seller) constitutes a legal, valid and binding agreement of Buyer enforceable against it in accordance with its terms.

         5.3 Commissions. Buyer has neither dealt with nor does it have any knowledge of any broker or other party who has or may have any claim against Buyer or Seller for a brokerage commission or finder's fee or like payment arising out of or in connection with the transaction provided herein except Eckstein Rothenberg Corporation, whose commission shall be paid by Seller; and Buyer agrees to indemnify Seller from any other such claim arising by, through or under Buyer.

                                           6.  POSSESSION; RISK OF LOSS

         6.1 Possession. Possession of the Property will be transferred to Buyer at the conclusion of the Closing.

         6.2 Risk of Loss. All risk of loss to the Property shall remain upon Seller until the conclusion of the Closing. If, before the possession of the Property has been transferred to Buyer, any material portion of the Property is damaged by fire or other casualty and will not be restored by the Closing Date or if any material portion of the Property is taken by eminent domain or there is a material obstruction of access to the Improvements by virtue of a taking by eminent domain, Seller shall, within ten (10) days of such damage or taking, notify Buyer thereof and Buyer shall have the option to:

                  (a) terminate this Agreement upon notice to Seller given within ten (10) business days after such notice from Seller, in which case Buyer shall receive a return of its Earnest Money Deposit and neither party shall have any further rights, duties, obligations or liabilities hereunder except those which are intended to survive termination of this Agreement; or

                  (b) proceed with the purchase of the Property, in which event Seller shall assign to Buyer all Seller's right, title and interest in all amounts due or collected by Seller under the insurance policies or as condemnation awards. In such event, the Purchase Price shall be reduced by the amount of any insurance deductible to the extent it reduced the insurance proceeds payable.

                               7.  TITLE MATTERS

         7.1      Title.

                  (a) Title Insurance and Survey. Prior to the end of the Inspection Period Buyer's counsel shall order the Title Insurance Commitment and a Survey (Seller agreeing to furnish to Buyer copies of any existing surveys and title information in its possession promptly after execution of this Agreement). Buyer will have ten (10) days from receipt of the Title Commitment (including legible copies of all recorded exceptions noted therein) and Survey to notify Seller in writing of any Title Defects, encroachments or other matters not acceptable to Buyer which are not permitted by this Agreement. Any Title Defect or other objection disclosed by the Title Insurance Commitment (other than liens removable by the payment of money) or the Survey which is not timely specified in Buyer's written notice to Seller of Title Defects shall be deemed a Permitted Exception. Seller shall notify Buyer in writing within five (5) days of Buyer's notice if Seller intends to cure any Title Defect or other objection. If Seller elects to cure, Seller shall use diligent efforts to cure the Title Defects and/or objections by the Closing Date (as it may be extended). If Seller elects not to cure or if such Title Defects and/or objections are not cured, Buyer shall have the right, in lieu of any other remedies, to: (i) refuse to purchase the Property, terminate this Agreement and receive a return of the Earnest Money Deposit in which event neither party shall have any further rights, duties, obligations or liabilities hereunder except those which are intended to survive termination of this Agreement; or (ii) waive such Title Defects and/or objections and close the purchase of the Property subject to them.

                  (b) Miscellaneous Title Matters. If a search of the title discloses judgments, bankruptcies or other returns against other persons having names the same as or similar to that of Seller, Seller shall on request deliver to Buyer an affidavit stating, if true, that such judgments, bankruptcies or the returns are not against Seller. Seller further agrees to execute and deliver to the Title Insurance agent at Closing such documentation, if any, as the Title Insurance underwriter shall reasonably require to evidence that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and that there are no mechanics' liens on the Property or parties in possession of the Property other than tenants under Leases and Seller.

                            8.  CONDITIONS PRECEDENT

         8.1 Conditions Precedent to Buyer's Obligations. The obligations of Buyer under this Agreement are subject to satisfaction or waiver by Buyer of each of the following conditions or requirements on or before the Closing Date:

                  (a)  Seller's  warranties  and   representations   under  this
Agreement shall be true and correct as of the Closing Date, and Seller shall not be in default hereunder.

                  (b) All obligations of Seller contained in this Agreement, shall have been fully performed in all material respects and Seller shall not be in default under any covenant, restriction, right-of-way or easement affecting the Property.

                  (c) There shall have been no material adverse change in the Property, its operations, the Leases or the financial condition of tenants leasing space in the Shopping Center.

                  (d) A Title Insurance Commitment in the full amount of the Purchase Price shall have been issued and "marked down" through Closing, subject only to Permitted Exceptions.

                  (e) The physical and environmental condition of the Property shall be unchanged from the date of this Agreement, ordinary wear and tear and, if applicable, the contingencies addressed in Section above and the Buyer's election thereunder.

                  (f) Seller shall have delivered to Buyer the following in form reasonably satisfactory to Buyer:

           (1) A warranty deed in proper form for recording, duly executed and acknowledged so as to convey to Buyer the fee simple title to the Property, subject only to the Permitted Exceptions;

           (2) Originals, if available, or if not, true copies of the Leases and of the contracts, agreements, permits and licenses, and such Materials as may be in the possession or control of Seller;

          (3) A blanket assignment to and assumption by Buyer of all Leases and Contracts, and such other contracts, agreements, permits and licenses
(to the
extent assignable) as they affect the Property, including an indemnity against breach of such instruments by Seller prior to the Closing Date and an indemnity by Buyer against any event accruing or first arising thereunder after the Closing Date;

        (4) A  bill  of  sale  with  respect  to  the  Personal
Property and Materials;

       (5) A title certificate, properly endorsed by Seller,as to any items of Property for which title certificates exist;

        (6)   The Survey;

        (7) A current rent roll for all Leases in effect showing no changes from the rent roll attached to this Agreement other than those set forth in Section or in the Leases or approved in writing by Buyer;

         (8) All Tenant Estoppel Letters obtained by Seller, which must include Winn-Dixie, Cuco's Mexican Restaurant, Walgreen, R.J. Gators, Radio Shack, World Gym, Capital Carpets, Dryclean USA, Dunkin Doughnuts, Blockbuster and Play It Again Sports and eighty percent (80%) by number of the other tenants who have signed leases for any portion of the Property, without any material exceptions, covenants, or changes to the form approved by Buyer and distributed to the tenants by Seller, the substance of which Tenant Estoppel Letters must be reasonably acceptable to Buyer;

         (9) A general assignment of all assignable existing warranties relating to the Property;

         (10)  An  owner's  affidavit,   non-foreign  affidavits,non-tax with
holding certificates and such other documents as may reasonably be required by Buyer or its counsel in order to effectuate the provisions of this Agreement and the transactions contemplated herein;

        (11) The originals or copies of any real and tangible personal property tax bills for the Property for the tax year of Closing and the previous year, and, if requested, the originals or copies of any current water, sewer and utility bills which are in Seller's custody or control;

         (12) Resolutions of Seller authorizing the transactions described herein;

         (13)  All  keys  and  other   means  of  access  to  the Improvements
in the possession of Seller or its agents;

       (14)   Materials; and

       (15) Such other documents as Buyer may reasonably request to effect the transactions contemplated by this Agreement.

                  In the event that all of the foregoing provisions of this Section are not satisfied and Buyer elects in writing to terminate this Agreement, then the Earnest Money Deposit shall be promptly delivered to Buyer by Escrow Agent and, upon the making of such delivery, neither party shall have any further claim against the other by reasons of this Agreement, except for any such claim arising out of an obligation or duty of the other party which is intended to survive termination of this Agreement.

         8.2 Conditions Precedent to Seller's Obligations. The obligations of Seller under this Agreement are subject to satisfaction or waiver by Seller of each of the following conditions or requirements on or before the Closing date:

                  (a)  Buyer's   warranties  and   representations   under  this
Agreement shall be true and correct as of the Closing Date, and Buyer shall not be in default hereunder.

                  (b) All of the obligations of Buyer contained in this Agreement shall have been fully performed by or on the date of Closing in compliance with the terms and provisions of this Agreement.

                  (c) Buyer shall have delivered to Seller at or prior to the Closing the following, which shall be reasonably satisfactory to Seller:

           (1) Delivery and/or payment of the balance of the Purchase Price in accordance with Section at Closing;

           (2) Such other documents as Seller may reasonably request to effect the transactions contemplated by this Agreement.

                  In the event that all conditions precedent to Buyer's obligation to purchase shall have been satisfied but the foregoing provisions of this Section have not, and Seller elects in writing to terminate this Agreement, then the Earnest Money Deposit shall be promptly delivered to Seller by Escrow Agent and, upon the making of such delivery, neither party shall have any further claim against the other by reasons of this Agreement, except for any such claim arising out of an obligation or duty of the other party which is intended to survive termination of this Agreement.

         8.3 Best Efforts. Each of the parties hereto agrees to use reasonable best efforts to take or cause to be taken all actions necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

                    9.  PRE-CLOSING BREACH; REMEDIES

         9.1 Breach by Seller. In the event of a breach of Seller's covenants or warranties herein and failure by Seller to cure such breach within the time provided for Closing, Buyer may, at Buyer's election (i) terminate this Agreement and receive a return of the Earnest Money Deposit, and the parties shall have no further rights or obligations under this Agreement (except as survive termination); (ii) enforce this Agreement by suit for specific performance; or (iii) waive such breach and close the purchase contemplated hereby, notwithstanding such breach.

         9.2 Breach by Buyer. In the event of a breach of Buyer's covenants or warranties herein and failure of Buyer to cure such breach within the time provided for Closing, Seller's sole remedy shall be to terminate this Agreement and retain Buyer's Earnest Money Deposit as agreed liquidated damages for such breach, and upon payment in full to Seller of such amounts, the parties shall have no further rights, claims, liabilities or obligations under this Agreement (except as survive termination).

                 10.  POST CLOSING INDEMNITIES AND COVENANTS

         10.1 Seller's Indemnity. Should this transaction close, Seller, subject to the limitations set forth herein, shall indemnify, defend and hold harmless Buyer from all claims, demands, liabilities, damages, penalties, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which may be imposed upon, asserted against or incurred or paid by Buyer by reason of, or on account of, any breach by Seller of Seller's warranties, representations and covenants or by reason of liabilities or obligations, fixed or contingent, relating to or affecting the Property accruing or first arising out of events occurring prior to the date of Closing. Seller's warranties, representations and covenants, and the foregoing indemnity, shall survive the Closing for a period of one (1) year. Buyer's rights and remedies herein against Seller shall be in addition to, and not in lieu of all other rights and remedies of Buyer at law or in equity.

         10.2 Buyer's Indemnity. Should this transaction close, Buyer shall indemnify, defend and hold harmless Seller from all claims, demands, liabilities, damages, penalties, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which may be imposed upon, asserted against or incurred or paid by Seller by reason of, or on account of, any breach by Buyer of Buyer's warranties, representations and covenants or by reason of liabilities or obligations, fixed or contingent, relating to or affecting the Property accruing or first arising out of event occurring on or after the date of Closing. Buyer's warranties, representations and covenants, and the foregoing indemnity, shall survive the Closing for a period of one (1) year. Seller's rights and remedies herein against Buyer shall be in addition to, and not in lieu of all other rights and remedies of Seller at law or in equity.


                             11.  MISCELLANEOUS

         11.1 Disclosure. Neither party shall disclose the transactions contemplated by this Agreement without the prior approval of the other, except to its attorneys, accountants and other consultants, their lenders and prospective lenders, or where disclosure is required by law.

         11.2 Radon Gas. Radon is a naturally occurring radioactive gas which, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon which exceed federal and state guidelines have been found in buildings in the state in which the Property is located. Additional information regarding radon and radon testing may be obtained from the county public health unit.

         11.3 Entire Agreement. This Agreement, together with the exhibits attached hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified, amended or otherwise changed in any manner except by a writing executed by Buyer and Seller.

         11.4 Notices. All written notices and demands of any kind which either party may be required or may desire to serve upon the other party in connection with this Agreement shall be served by personal delivery, certified or overnight mail, reputable overnight courier service or facsimile (followed promptly by hard copy) at the addresses set forth below:

                  As to Seller:             Boynton Lakes Plaza Partnership
                                            Attention:  Richard Maloof
                                            Fru-Con Development Corp.
                                            999 Berkshire Blvd., Suite 290
                                            Wyomissing, Pennsylvania  19610
                                            Facsimile: (610) 376-9925

                  With copies to:           Fru-Con Development Corporation
                                            Attention:  A.A. Zehner
                                            15933 Clayton Road
                                            Ballwin, Missouri  63011
                                            Facsimile: (314) 391-4572
                                                     and

                                            Fru-Con Development Corporation
                                            Attention:  Peggy H. Morris,
                                            General Counsel
                                            15933 Clayton Road
                                            Ballwin, Missouri  63011
                                            Facsimile: (314) 391-4624

                    As to Buyer:            RRC Acquisitions, Inc.
                                            Attention:  Robert L. Miller
                                            Suite 200, 121 W. Forsyth St.
                                            Jacksonville, Florida 32202
                                            Facsimile: (904) 634-3428

                  With a copy to:           Rogers, Towers, Bailey, Jones & Gay
                                            Attention:  William E. Scheu, Esq.
                                            1301 Riverplace Blvd., Suite 1500
                                            Jacksonville, Florida 32207
                                            Facsimile: (904) 396-0663

Any notice or demand so served shall constitute proper notice hereunder upon delivery to the United States Postal Service or to such overnight courier. A party may change its notice address by notice given in the aforesaid manner.

         11.5 Headings. The titles and headings of the various sections hereof are intended solely for means of reference and are not intended for any purpose whatsoever to modify, explain or place any construction on any of the provisions of this Agreement.

         11.6 Validity. If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement by the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         11.7 Attorneys' Fees. In the event of any litigation between the parties hereto to enforce any of the provisions of this Agreement or any right of either party hereto, the unsuccessful party to such litigation agrees to pay to the successful party all costs and expenses, including reasonable attorneys' fees, whether or not incurred in trial or on appeal, incurred therein by the successful party, all of which may be included in and as a part of the judgment rendered in such litigation. Any indemnity provisions herein shall include indemnification for reasonable attorneys' fees and costs, whether or not suit be brought and including fees and costs on appeal.

         11.8     Time of Essence.  Time is of the essence of this Agreement.

         11.9 Governing Law. This Agreement shall be governed by the laws of the state in which the Property is located, and the parties hereto agree that any litigation between the parties hereto relating to this Agreement shall take place (unless otherwise required by law) in a court located in the county in which Escrow Agent's principal place of business is located. Each party waives its right to jurisdiction or venue in any other location.

         11.10 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third parties, including any brokers or creditors, shall be beneficiaries hereof.

         11.11 Exhibits. All exhibits attached hereto are incorporated herein by reference to the same extent as though such exhibits were included in the body of this Agreement verbatim.

         11.12 Gender; Plural; Singular; Terms. A reference in this Agreement to any gender, masculine, feminine or neuter, shall be deemed a reference to the other, and the singular shall be deemed to include the plural and vice versa, unless the context otherwise requires. The terms "herein," "hereof," "hereunder," and other words of a similar nature mean and refer to this Agreement as a whole and not merely to the specified section or clause in which the respective word appears unless expressly so stated.

         11.13 Further Instruments, Etc. Seller and Buyer shall, at or after Closing, execute any and all documents and perform any and all acts reasonably necessary to fully implement this Agreement.

         11.14 Survival. The obligations of Seller and Buyer intended to be performed after the Closing shall survive the closing.

         11.15 No Recording. Neither this Agreement nor any notice, memorandum or other notice or document relating hereto shall be recorded.

         11.16 Assignment. Without Seller's prior written consent, Buyer shall not assign its rights and interests hereunder at any time except that Buyer is permitted to assign such rights and interests to any wholly owned subsidiary of Regency Realty Corporation. In the event of Buyer's assignment of this Agreement, Buyer and its assignee shall execute a written form of assignment acceptable to Seller that provides that notwithstanding such assignment, Buyer and its assignee shall remain liable and responsible for the performance of all obligations of Buyer hereunder.

         11.17 Limitations on Liability. It is acknowledged and agreed by Buyer that notwithstanding anything herein or elsewhere to the contrary, all persons dealing with Seller or with any of the partners, officers of such partners, or agents of Seller in their respective capacities as such shall look solely to the Property and to the assets of Seller and/or to the proceeds of sale of all or portions of the Property realized by Seller, which may be traced by Buyer from Seller to Seller's partners and/or other distributees or recipients thereof, for the payment of any claim against, or for the performance of any obligation of Seller, whether hereunder or otherwise, and no natural person who is an officer or agent of Seller or such partner(s), shall have personal liability for payment of any such claim or the performance of any such obligation, nor shall resort be had to any natural person's separate property for satisfaction of any such claim or obligation (other than proceeds of sale traced to such natural person).

         11.18 Performance on Business Days. If any date for the occurrence of an event or act under this Agreement falls on a Saturday or Sunday or nationally recognized legal holiday or local holiday recognized by bank closing, then the time for the occurrence of such event or act shall be extended to the next succeeding business day.

         11.19 Interpretations and Definitions. The parties agree that each party and such party's counsel have reviewed and revised this Agreement (or have had the opportunity to do so) and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement.

         11.20 Acceptance of Offer. The offer to purchase the Property made by Buyer by the delivery to Seller of three (3) copies of this Agreement as executed on behalf of Buyer shall automatically terminate and expire at 5:00 p.m. St. Louis time on the 5th day following such delivery, unless the offer is accepted earlier by Seller's execution of this Agreement, or a counterpart hereof, and by the return to Buyer of a fully executed copy of this Agreement on or before the date and time aforementioned.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Witnesses:

                                             RRC ACQUISITIONS, INC.,
____________________________                 a Florida corporation
[ - - - - - - - - - - - - - - - ]
Name (Please Print)
                                              By:
____________________________                  Its:
[ - - - - - - - - - - - - - - - ]
Name (Please Print)                           Date: September   , 1997

                                              Tax Identification No. 59-3210155


                                                              "BUYER"

                                             BOYNTON LAKES PLAZA PARTNERSHIP,
                                             a Florida general partnership

                                             By Its Partner:

                                             ____________________________
[ - - - - - - - - - - - - - - - ]
Name (Please Print)
                                             By:
____________________________                  Its:
[ - - - - - - - - - - - - - - - ]
Name (Please Print)                          Date: September        , 1997

                                             Tax Identification No:

                                                       "SELLER"

                             JOINDER OF ESCROW AGENT


         1. Duties. Escrow Agent joins herein for the purpose of agreeing to comply with the terms hereof insofar as they apply to Escrow Agent. Escrow Agent shall receive and hold the Earnest Money Deposit in trust, to be disposed of in accordance with the provisions of this joinder and the foregoing Agreement. The Earnest Money Deposit shall be invested by Escrow Agent in an interest bearing account at First Union National Bank.

         2. Indemnity. Escrow Agent shall not be liable to either party except for claims resulting from the gross negligence or willful misconduct of Escrow Agent. If the escrow is involved in any controversy or litigation, the parties hereto shall jointly and severally indemnify and hold Escrow Agent free and harmless from and against any and all loss, cost, damage, liability or expense, including costs of reasonable attorneys' fees to which Escrow Agent may be put or which may incur by reason of or in connection with such controversy or litigation, except to the extent it is finally determined that such controversy or litigation resulted from Escrow Agent's gross negligence or willful misconduct. If the indemnity amounts payable hereunder result from the fault of Buyer or Seller (or their respective agents), the party at fault shall pay, and hold the other party harmless against, such amounts.

         3. Conflicting Demands. If conflicting demands are made upon Escrow Agent or Escrow Agent is uncertain with respect to the escrow, the parties hereto expressly agree that Escrow Agent shall have the absolute right to do either or both of the following: (i) withhold and stop all proceedings in performance of this escrow and await settlement of the controversy by final appropriate legal proceedings or otherwise as it may require; or (ii) file suit for declaratory relief and/or interpleader and obtain an order from the court requiring the parties to interplead and litigate in such court their several claims and rights between themselves. Upon the filing of any such declaratory relief or interpleader suit and tender of the Earnest Money Deposit to the court, Escrow Agent shall thereupon be fully released and discharged from any and all obligations to further perform the duties or obligations imposed upon it. Buyer and Seller agree to respond promptly in writing to any request by Escrow Agent for clarification, consent or instructions. Any action proposed to be taken by Escrow Agent for which approval of Buyer and/or Seller is requested shall be considered approved if Escrow Agent does not receive written notice of disapproval within fourteen (14) days after a written request for approval is received by the party whose approval is being requested. Escrow Agent shall not be required to take any action for which approval of Buyer and/or Seller has been sought unless such approval has been received. No disbursements shall be made, other than as provided in Sections and of the foregoing Agreement, or to a court in an interpleader action, unless Escrow Agent shall have given written notice of the proposed disbursement to Buyer and Seller and neither Buyer nor Seller shall have delivered any written objection to the disbursement within 14 days after receipt of Escrow Agent's notice. No notice by Buyer or Seller to Escrow Agent of disapproval of a proposed action shall affect the right of Escrow Agent to take any action as to which such approval is not required.

         4. Continuing Counsel. Seller acknowledges that Escrow Agent is counsel to Buyer herein and Seller agrees that in the event of a dispute hereunder or otherwise between Seller and Buyer, Escrow Agent may continue to represent Buyer notwithstanding that it is acting and will continue to act as Escrow Agent hereunder, it being acknowledged by all parties that Escrow Agent's duties hereunder are ministerial in nature.

         5. Tax Identification. Seller and Buyer shall provide to Escrow Agent appropriate Federal tax identification numbers.

                                            ROGERS, TOWERS, BAILEY, JONES & GAY


                                            By:
                                              Its Authorized Agent

                                            Date: September  , 1997

                                                   "ESCROW AGENT"

                                                     EXHIBIT

                                            Audit Representation Letter


                                            --------------------------
                                           (Acquisition Completion Date)



KPMG Peat Marwick LLP
Suite 2700
One Independent Drive
Jacksonville, Florida  32202

Dear Sirs:

         We are writing at your request to confirm our understanding that your audit of the Statement of Revenue and Certain Expenses for the twelve months ended ________________, was made for the purpose of expressing an opinion as to whether the statement presents fairly, in all material respects, the results of its operations in conformity with generally accepted accounting principles. In connection with your audit we confirm, to the best of our knowledge and belief, the following representations made to you during your audit:

         1. We have made available to you all financial records and related data for the period under audit.

         2. There have been no undisclosed:

                  a. Irregularities involving any member of management or employees who have significant roles in the internal control structure.

                  b. Irregularities involving other persons that could have a material effect on the Statement of Revenue and Certain Expenses.

                  c. Violations or possible violations of laws or regulations, the effects of which should be considered for disclosure in the Statement of Revenue and Certain Expenses.

         3. There are no undisclosed:

                  a. Unasserted claims or assessments that our lawyers have advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards No. 5 (SFAS No. 5).

                  b. Material gain or loss contingencies (including oral and written guarantees) that are required to be accrued or disclosed by SFAS No. 5.

                  c. Material transactions that have not been properly recorded in the accounting records underlying the Statement of Revenue and Certain Expenses.

                  d. Material undisclosed related party transactions and related amounts receivable or payable, including sales, purchases, loans, transfers, leasing arrangements, and guarantees.

                  e. Events that have occurred subsequent to the balance sheet date that would require adjustment to or disclosure in the Statement of Revenue and Certain Expenses.

         4. All aspects of contractual agreements that would have a material effect on the Statement of Revenue and Certain Expenses have been complied with.

         Further,   we  acknowledge   that  we  are  responsible  for  the  fair
presentation of the Statements of Revenue and Certain Expenses prepared in conformity with generally accepted accounting principles.

                                                     Very truly yours,

                                                     "Seller/Manager"


                                                     Name
                                                     Title

                                                     EXHIBIT

                                        Legal Description of Real Property

                                                     EXHIBIT

                                                     Rent Roll

                                                     EXHIBIT
                                              Form of Estoppel Letter

                                            _____________________, 199_

RRC Acquisitions, Inc.
Regency Centers, Inc.
121 W. Forsyth St., Suite 200
Jacksonville, Florida  32202

         RE:      ___________________________ (Name of Shopping Center)

Ladies and Gentlemen:

         The undersigned (Tenant) has been advised you may purchase the above Shopping Center, and we hereby confirm to you that:

         1.       The undersigned is the Tenant of  ___________________________,
                  Landlord, in the above Shopping Center, and is currently in possession and paying rent on premises known as Store No. _______________ [or Address:
                  ------------------------------------------------------------],
                  and containing approximately _____________ square feet, under the terms of the lease dated ______________________, which has
                  (not) been amended by amendment dated ________________________ (the "Lease"). There are no other written or oral agreements between Tenant and Landlord. Tenant neither expects nor has been promised any inducement, concession or consideration for entering into the Lease, except as stated therein, and there are no side agreements or understandings between Landlord and Tenant.

         2. The term of the Lease commenced on ____________________, expiring on ___________________, with options to extend of ________________ (____) years each.

         3.       As  of   ____________________,   monthly   minimum  rental  is
                  $_______________ a month.

         4. Tenant is required to pay its pro rata share of Common Area Expenses and its pro rata share of the Center's real property taxes and insurance cost. Current additional monthly payments for expense reimbursement total $____________ per month for common area maintenance, property insurance and real estate taxes.

         5. Tenant has given [no security deposit] [a security deposit of $--------------].

         6. No payments by Tenant under the Lease have been made for more than one (1) month in advance, and minimum rents and other charges under the Lease are current.

         7. All matters of an inducement nature and all obligations of the Landlord under the Lease concerning the construction of the Tenant's premises and development of the Shopping Center, including without limitation, parking requirements, have been performed by Landlord.

         8. The Lease contains no first right of refusal, option to expand, option to terminate, or exclusive business rights, except as follows:

         9. Tenant knows of no default by either Landlord or Tenant under the Lease, and knows of no situations which, with notice or the passage of time, or both, would constitute a default. Tenant has no rights to off-set or defense against Landlord as of the date hereof.

         10. The undersigned has not entered into any sublease, assignment or any other agreement transferring any of its interest in the Lease or the Premises except as follows:

         11. Tenant has not generated, used, stored, spilled, disposed of, or released any hazardous substances at,on or in the Premises. "Hazardous Substances" means any flammable, explosive, toxic, carcinogenic, mutagenic, or corrosive substance or waste, including volatile petroleum products and derivatives and dry cleaning solvents. To the best of Tenant's knowledge, no asbestos or polychlorinated biphenyl ("PCB") is located at, on or in the Premises. The term "Hazardous Substances" does not include those materials which are technically within the definition set forth above but which are contained in pre-packaged office supplies,cleaning materials or personal groom ing items or other items which are sold for consumer or commercial use and typically used in other similar buildings or space.

The undersigned makes this statement for your benefit and protection with the understanding that you intend to rely upon this statement in connection with your intended purchase of the above described Premises from Landlord. The undersigned agrees that it will, upon receipt of written notice from Landlord, commence to pay all rents to you or to any Agent acting on your behalf.
                                                     Very truly yours,
                                     -------------------------------------------
                                    ____________________________________(Tenant)
Mailing Address:
____________________________         By:________________________________________
                                           Its:_________________________________
----------------------------

                                                     EXHIBIT

                                               Permitted Exceptions